ANNEX III

PURCHASER WARRANTS

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (VANCOUVER TIME) ON October 27, 2009.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

LEXARIA CORP.

incorporated in the State of Nevada

Certificate Number 08-101/A

THIS IS TO CERTIFY THAT CAB Financial Services Ltd. (the “Holder”) of, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to 130,000 fully paid and non-assessable common shares (the “Shares”) in the capital of Lexaria Corp. (hereinafter called the “Company”) on or before 4:30 p.m. (Vancouver time) on October 27, 2009 (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$0.45 on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.

TWO (2) WHOLE WARRANTS AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE.  THIS CERTIFICATE REPRESENTS 260,000 WARRANTS.

2.

These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this 27th day of October, 2008.

LEXARIA CORP.

Per:

/s/ Leonard MacMillan

Leonard MacMillan, Vice President and Director

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED SUBSTANTIALLY AS FOLLOWS:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S.
OVER-THE-COUNTER MARKET ARE MET.

APPENDIX “A”

TERMS AND CONDITIONS dated October 27, 2008, attached to the Warrants issued by Lexaria Corp.

1.

INTERPRETATION

(a)

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(i)

“Company” means Lexaria Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(ii)

“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(iii)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(iv)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(v)

“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(vi)

“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(vii)

“Warrant Holders” or “Holders” means the holders of the Warrants; and

(viii)

“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

(b)

Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

(c)

Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

(d)

Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.

ISSUE OF WARRANTS

(a)

Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

(b)

Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

(c)

Issue in substitution for Lost Warrants

(i)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(ii)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

(d)

Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.

NOTICE

(a)

Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

(b)

Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

Attention: Chris Bunka

Fax No. (604) 685 1602

with a copy to:

Macdonald Tuskey
Corporate and Securities Lawyers
1210 – 777 Hornby Street
Vancouver, British Columbia
Canada  V6Z 1S4

Attention: William L. Macdonald

Fax:  (604) 648-1670

4.

EXERCISE OF WARRANTS

(a)

Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, at par, in Vancouver, Canada, for the Exercise Price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3(b).  The Holder must exercise the Series A warrant before being able to exercise the Series B warrant.

(b)

Effect of Exercise of Warrants

(i)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(ii)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

(c)

Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

(d)

Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

(e)

Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

(f)

Time of Essence

Time will be of the essence hereof.

(g)

Subscription Price

The Warrants are exercisable at a price per share (the “Exercise Price”) of US$0.45.  Two (2) Warrants and the Exercise Price are required to subscribe for each share during the term of the Warrants.

Notwithstanding any other provision hereof, no Holder shall exercise Warrants, nor shall the Company exercise any right to require a Holder to exercise Warrants pursuant to Section 5.1 below, if as a result of such exercise the Holder would then become a “ten percent beneficial owner” (as defined in Rule 16a-2 under the Securities Exchange Act of 1934, as amended) of Shares.  For greater certainty, the Warrants shall not be exercised by the Holder, and the Corporation shall not give effect to any exercise of Warrants, if, after giving effect to such exercise, the Holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Corporation which is 10% or greater of the total issued and outstanding voting securities of the Corporation, immediately after giving effect to such conversion.

(h)

Adjustment of Exercise Price

(i)

The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

A.

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

B.

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4(h)(i)B.

(ii)

Anti-Dilution Provisions.   Until such time as a registration statement has been declared effective to enable the resale of the Shares to be received on exercise of the Warrants, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 4(h)(ii).  In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

A.

Adjustment of Exercise Price.  If and whenever the Company issues or sells any shares of Common Stock for a consideration per share of less than the then the Exercise Price or for no consideration (such lower price, the “Base Share Price” and such issuances collectively, a "Dilutive Issuance"), then, the Exercise Price shall be reduced to equal the Base Share Price.  Such adjustment shall be made whenever such shares of Common Stock or Capital Share Equivalents are issued.

B.

Effect on Exercise Price of Certain Events.  For purposes of determining the adjusted Exercise Price under Section (h)(ii) hereof, the following will be applicable:

I.

Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Exercise Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such exercise, conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities.  No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

II.

Calculation of Consideration Received.  If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefore for purposes of this Warrant will be the amount received by the Company therefore, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (average of the closing bid and ask price, if traded on any market) thereof as of the date of receipt.  In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefore will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

III.

Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment will be made under this Section 4(h)(ii) in respect of (1) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) upon the exercise of the Debentures or any Debentures of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (3) upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the Original Issue Date, or (4) acquisitions or strategic investments, the primary purpose of which is not to raise capital.

(iii)

The adjustments provided for in this Section 4(h) are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

(i)

Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.

MANDATORY WARRANT EXERCISE

(a)

Exercise at the option of the Company

The Company may require the Holder, at any time following the date that the closing price of the Shares as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the “Closing Price”) has been at or above

100% over the Exercise Price for a period of twenty consecutive trading days, to exercise the Warrants and acquire the Shares at the Exercise Price.  The Holder must exercise the Warrants in accordance with Section 4.1 within five (5) business days of the receipt of notice from the Company, after which time the Warrants shall be cancelled if unexercised.  As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.'s OTC Bulletin Board, the Nasdaq SmallCap Market, or the American Stock Exchange.  If the Common Shares are not traded on a Principal Market, the Closing Price shall mean the reported Closing Price for the Common Shares, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods.

6.

COVENANTS BY THE COMPANY

(a)

Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

7.

WAIVER OF CERTAIN RIGHTS

(a)

Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

8.

MODIFICATION OF TERMS, MERGER, SUCCESSORS

(a)

Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

(b)

Warrants Not Transferable

The Warrants and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

LEXARIA CORP.

By:

/s/ Leonard MacMillan

Leonard MacMillan, Vice President and Director

FORM OF SUBSCRIPTION

TO:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

The undersigned Holder of the within Warrants hereby subscribes for 130,000 common shares (the “Shares”) of Lexaria Corp. (the “Company) pursuant to the within Warrants at US$0.45 Share on the terms specified in the said Warrants.  This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED __________________.

In the presence of:

Signature of Witness

Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

ANNEX III

PURCHASER WARRANTS

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (VANCOUVER TIME) ON October 27, 2010.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

LEXARIA CORP.

incorporated in the State of Nevada

Certificate Number 08-101/B

THIS IS TO CERTIFY THAT CAB Financial Services Ltd. (the “Holder”) of, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to 130,000 fully paid and non-assessable common shares (the “Shares”) in the capital of Lexaria Corp. (hereinafter called the “Company”) on or before 4:30 p.m. (Vancouver time) on October 27, 2010 (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$0.90 on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.

TWO (2) WHOLE WARRANTS AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE.  THIS CERTIFICATE REPRESENTS 260,000 WARRANTS.

2.

These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this 27th day of October, 2008.

LEXARIA CORP.

Per:

/s/ Leonard MacMillan

Leonard MacMillan, Vice President and Director

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED SUBSTANTIALLY AS FOLLOWS:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S.
OVER-THE-COUNTER MARKET ARE MET.

APPENDIX “A”

TERMS AND CONDITIONS dated October 27, 2008, attached to the Warrants issued by Lexaria Corp.

1.

INTERPRETATION

(a)

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(i)

“Company” means Lexaria Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(ii)

“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(iii)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(iv)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(v)

“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(vi)

“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(vii)

“Warrant Holders” or “Holders” means the holders of the Warrants; and

(viii)

“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

(b)

Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

(c)

Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

(d)

Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.

ISSUE OF WARRANTS

(a)

Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

(b)

Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

(c)

Issue in substitution for Lost Warrants

(i)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(ii)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

(d)

Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.

NOTICE

(a)

Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

(b)

Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

Attention: Chris Bunka

Fax No. (604) 685 1602

with a copy to:

Macdonald Tuskey
Corporate and Securities Lawyers
1210 – 777 Hornby Street
Vancouver, British Columbia
Canada  V6Z 1S4

Attention: William L. Macdonald

Fax:  (604) 648-1670

4.

EXERCISE OF WARRANTS

(a)

Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, at par, in Vancouver, Canada, for the Exercise Price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3(b).  The Holder must exercise the Series A warrant before being able to exercise the Series B warrant.

(b)

Effect of Exercise of Warrants

(i)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(ii)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

(c)

Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

(d)

Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

(e)

Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

(f)

Time of Essence

Time will be of the essence hereof.

(g)

Subscription Price

The Warrants are exercisable at a price per share (the “Exercise Price”) of US$0.90.  Two (2) Warrants and the Exercise Price are required to subscribe for each share during the term of the Warrants.

Notwithstanding any other provision hereof, no Holder shall exercise Warrants, nor shall the Company exercise any right to require a Holder to exercise Warrants pursuant to Section 5.1 below, if as a result of such exercise the Holder would then become a “ten percent beneficial owner” (as defined in Rule 16a-2 under the Securities Exchange Act of 1934, as amended) of Shares.  For greater certainty, the Warrants shall not be exercised by the Holder, and the Corporation shall not give effect to any exercise of Warrants, if, after giving effect to such exercise, the Holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Corporation which is 10% or greater of the total issued and outstanding voting securities of the Corporation, immediately after giving effect to such conversion.

(h)

Adjustment of Exercise Price

(i)

The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

A.

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

B.

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4(h)(i)B.

(ii)

Anti-Dilution Provisions.   Until such time as a registration statement has been declared effective to enable the resale of the Shares to be received on exercise of the Warrants, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 4(h)(ii).  In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

A.

Adjustment of Exercise Price.  If and whenever the Company issues or sells any shares of Common Stock for a consideration per share of less than the then the Exercise Price or for no consideration (such lower price, the “Base Share Price” and such issuances collectively, a "Dilutive Issuance"), then, the Exercise Price shall be reduced to equal the Base Share Price.  Such adjustment shall be made whenever such shares of Common Stock or Capital Share Equivalents are issued.

B.

Effect on Exercise Price of Certain Events.  For purposes of determining the adjusted Exercise Price under Section (h)(ii) hereof, the following will be applicable:

I.

Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Exercise Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such exercise, conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities.  No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

II.

Calculation of Consideration Received.  If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefore for purposes of this Warrant will be the amount received by the Company therefore, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (average of the closing bid and ask price, if traded on any market) thereof as of the date of receipt.  In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefore will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

III.

Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment will be made under this Section 4(h)(ii) in respect of (1) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) upon the exercise of the Debentures or any Debentures of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (3) upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the Original Issue Date, or (4) acquisitions or strategic investments, the primary purpose of which is not to raise capital.

(iii)

The adjustments provided for in this Section 4(h) are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

(i)

Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.

MANDATORY WARRANT EXERCISE

(a)

Exercise at the option of the Company

The Company may require the Holder, at any time following the date that the closing price of the Shares as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the “Closing Price”) has been at or above

100% over the Exercise Price for a period of twenty consecutive trading days, to exercise the Warrants and acquire the Shares at the Exercise Price.  The Holder must exercise the Warrants in accordance with Section 4.1 within five (5) business days of the receipt of notice from the Company, after which time the Warrants shall be cancelled if unexercised.  As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.'s OTC Bulletin Board, the Nasdaq SmallCap Market, or the American Stock Exchange.  If the Common Shares are not traded on a Principal Market, the Closing Price shall mean the reported Closing Price for the Common Shares, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods.

6.

COVENANTS BY THE COMPANY

(a)

Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

7.

WAIVER OF CERTAIN RIGHTS

(a)

Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

8.

MODIFICATION OF TERMS, MERGER, SUCCESSORS

(a)

Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

(b)

Warrants Not Transferable

The Warrants and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

LEXARIA CORP.

By:

/s/ Leonard MacMillan

Leonard MacMillan, Vice President and Director

FORM OF SUBSCRIPTION

TO:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

The undersigned Holder of the within Warrants hereby subscribes for 130,000 common shares (the “Shares”) of Lexaria Corp. (the “Company) pursuant to the within Warrants at US$0.90 Share on the terms specified in the said Warrants.  This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED __________________.

In the presence of:

Signature of Witness

Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

ANNEX III

PURCHASER WARRANTS

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (VANCOUVER TIME) ON October 27, 2009.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

LEXARIA CORP.

incorporated in the State of Nevada

Certificate Number 08-102/A

THIS IS TO CERTIFY THAT Chris Bunka (the “Holder”) of, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to 173,333 fully paid and non-assessable common shares (the “Shares”) in the capital of Lexaria Corp. (hereinafter called the “Company”) on or before 4:30 p.m. (Vancouver time) on October 27, 2009 (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$0.45 on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.

TWO (2) WHOLE WARRANTS AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE.  THIS CERTIFICATE REPRESENTS 346,667 WARRANTS.

2.

These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this 27th day of October, 2008.

LEXARIA CORP.

Per:

/s/ Leonard MacMillan

Leonard MacMillan, Vice President and Director

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED SUBSTANTIALLY AS FOLLOWS:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S.
OVER-THE-COUNTER MARKET ARE MET.

APPENDIX “A”

TERMS AND CONDITIONS dated October 27, 2008, attached to the Warrants issued by Lexaria Corp.

1.

INTERPRETATION

(a)

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(i)

“Company” means Lexaria Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(ii)

“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(iii)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(iv)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(v)

“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(vi)

“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(vii)

“Warrant Holders” or “Holders” means the holders of the Warrants; and

(viii)

“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

(b)

Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

(c)

Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

(d)

Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.

ISSUE OF WARRANTS

(a)

Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

(b)

Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

(c)

Issue in substitution for Lost Warrants

(i)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(ii)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

(d)

Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.

NOTICE

(a)

Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

(b)

Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

Attention: Chris Bunka

Fax No. (604) 685 1602

with a copy to:

Macdonald Tuskey
Corporate and Securities Lawyers
1210 – 777 Hornby Street
Vancouver, British Columbia
Canada  V6Z 1S4

Attention: William L. Macdonald

Fax:  (604) 648-1670

4.

EXERCISE OF WARRANTS

(a)

Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, at par, in Vancouver, Canada, for the Exercise Price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3(b).  The Holder must exercise the Series A warrant before being able to exercise the Series B warrant.

(b)

Effect of Exercise of Warrants

(i)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(ii)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

(c)

Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

(d)

Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

(e)

Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

(f)

Time of Essence

Time will be of the essence hereof.

(g)

Subscription Price

The Warrants are exercisable at a price per share (the “Exercise Price”) of US$0.45.  Two (2) Warrants and the Exercise Price are required to subscribe for each share during the term of the Warrants.

Notwithstanding any other provision hereof, no Holder shall exercise Warrants, nor shall the Company exercise any right to require a Holder to exercise Warrants pursuant to Section 5.1 below, if as a result of such exercise the Holder would then become a “ten percent beneficial owner” (as defined in Rule 16a-2 under the Securities Exchange Act of 1934, as amended) of Shares.  For greater certainty, the Warrants shall not be exercised by the Holder, and the Corporation shall not give effect to any exercise of Warrants, if, after giving effect to such exercise, the Holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Corporation which is 10% or greater of the total issued and outstanding voting securities of the Corporation, immediately after giving effect to such conversion.

(h)

Adjustment of Exercise Price

(i)

The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

A.

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

B.

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4(h)(i)B.

(ii)

Anti-Dilution Provisions.   Until such time as a registration statement has been declared effective to enable the resale of the Shares to be received on exercise of the Warrants, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 4(h)(ii).  In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

A.

Adjustment of Exercise Price.  If and whenever the Company issues or sells any shares of Common Stock for a consideration per share of less than the then the Exercise Price or for no consideration (such lower price, the “Base Share Price” and such issuances collectively, a "Dilutive Issuance"), then, the Exercise Price shall be reduced to equal the Base Share Price.  Such adjustment shall be made whenever such shares of Common Stock or Capital Share Equivalents are issued.

B.

Effect on Exercise Price of Certain Events.  For purposes of determining the adjusted Exercise Price under Section (h)(ii) hereof, the following will be applicable:

I.

Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Exercise Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such exercise, conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities.  No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

II.

Calculation of Consideration Received.  If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefore for purposes of this Warrant will be the amount received by the Company therefore, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (average of the closing bid and ask price, if traded on any market) thereof as of the date of receipt.  In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefore will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

III.

Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment will be made under this Section 4(h)(ii) in respect of (1) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) upon the exercise of the Debentures or any Debentures of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (3) upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the Original Issue Date, or (4) acquisitions or strategic investments, the primary purpose of which is not to raise capital.

(iii)

The adjustments provided for in this Section 4(h) are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

(i)

Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.

MANDATORY WARRANT EXERCISE

(a)

Exercise at the option of the Company

The Company may require the Holder, at any time following the date that the closing price of the Shares as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the “Closing Price”) has been at or above

100% over the Exercise Price for a period of twenty consecutive trading days, to exercise the Warrants and acquire the Shares at the Exercise Price.  The Holder must exercise the Warrants in accordance with Section 4.1 within five (5) business days of the receipt of notice from the Company, after which time the Warrants shall be cancelled if unexercised.  As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.'s OTC Bulletin Board, the Nasdaq SmallCap Market, or the American Stock Exchange.  If the Common Shares are not traded on a Principal Market, the Closing Price shall mean the reported Closing Price for the Common Shares, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods.

6.

COVENANTS BY THE COMPANY

(a)

Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

7.

WAIVER OF CERTAIN RIGHTS

(a)

Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

8.

MODIFICATION OF TERMS, MERGER, SUCCESSORS

(a)

Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

(b)

Warrants Not Transferable

The Warrants and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

LEXARIA CORP.

By:

/s/ Leonard MacMillan

Leonard MacMillan, Vice President and Director

FORM OF SUBSCRIPTION

TO:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

The undersigned Holder of the within Warrants hereby subscribes for 173,333 common shares (the “Shares”) of Lexaria Corp. (the “Company) pursuant to the within Warrants at US$0.45 Share on the terms specified in the said Warrants.  This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED __________________.

In the presence of:

Signature of Witness

Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

ANNEX III

PURCHASER WARRANTS

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (VANCOUVER TIME) ON October 27, 2010.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

LEXARIA CORP.

incorporated in the State of Nevada

Certificate Number 08-102/B

THIS IS TO CERTIFY THAT Chris Bunka (the “Holder”) of, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to 173,333 fully paid and non-assessable common shares (the “Shares”) in the capital of Lexaria Corp. (hereinafter called the “Company”) on or before 4:30 p.m. (Vancouver time) on October 27, 2010 (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$0.90 on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.

TWO (2) WHOLE WARRANTS AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE.  THIS CERTIFICATE REPRESENTS 346,667 WARRANTS.

2.

These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this 27th day of October, 2008.

LEXARIA CORP.

Per:

/s/ Leonard MacMillan

Leonard MacMillan, Vice President and Director

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED SUBSTANTIALLY AS FOLLOWS:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S.
OVER-THE-COUNTER MARKET ARE MET.

APPENDIX “A”

TERMS AND CONDITIONS dated October 27, 2008, attached to the Warrants issued by Lexaria Corp.

1.

INTERPRETATION

(a)

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(i)

“Company” means Lexaria Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(ii)

“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(iii)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(iv)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(v)

“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(vi)

“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(vii)

“Warrant Holders” or “Holders” means the holders of the Warrants; and

(viii)

“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

(b)

Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

(c)

Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

(d)

Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.

ISSUE OF WARRANTS

(a)

Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

(b)

Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

(c)

Issue in substitution for Lost Warrants

(i)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(ii)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

(d)

Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.

NOTICE

(a)

Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

(b)

Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

Attention: Chris Bunka

Fax No. (604) 685 1602

with a copy to:

Macdonald Tuskey
Corporate and Securities Lawyers
1210 – 777 Hornby Street
Vancouver, British Columbia
Canada  V6Z 1S4

Attention: William L. Macdonald

Fax:  (604) 648-1670

4.

EXERCISE OF WARRANTS

(a)

Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, at par, in Vancouver, Canada, for the Exercise Price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3(b).  The Holder must exercise the Series A warrant before being able to exercise the Series B warrant.

(b)

Effect of Exercise of Warrants

(i)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(ii)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

(c)

Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

(d)

Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

(e)

Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

(f)

Time of Essence

Time will be of the essence hereof.

(g)

Subscription Price

The Warrants are exercisable at a price per share (the “Exercise Price”) of US$0.90.  Two (2) Warrants and the Exercise Price are required to subscribe for each share during the term of the Warrants.

Notwithstanding any other provision hereof, no Holder shall exercise Warrants, nor shall the Company exercise any right to require a Holder to exercise Warrants pursuant to Section 5.1 below, if as a result of such exercise the Holder would then become a “ten percent beneficial owner” (as defined in Rule 16a-2 under the Securities Exchange Act of 1934, as amended) of Shares.  For greater certainty, the Warrants shall not be exercised by the Holder, and the Corporation shall not give effect to any exercise of Warrants, if, after giving effect to such exercise, the Holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Corporation which is 10% or greater of the total issued and outstanding voting securities of the Corporation, immediately after giving effect to such conversion.

(h)

Adjustment of Exercise Price

(i)

The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

A.

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

B.

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4(h)(i)B.

(ii)

Anti-Dilution Provisions.   Until such time as a registration statement has been declared effective to enable the resale of the Shares to be received on exercise of the Warrants, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 4(h)(ii).  In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

A.

Adjustment of Exercise Price.  If and whenever the Company issues or sells any shares of Common Stock for a consideration per share of less than the then the Exercise Price or for no consideration (such lower price, the “Base Share Price” and such issuances collectively, a "Dilutive Issuance"), then, the Exercise Price shall be reduced to equal the Base Share Price.  Such adjustment shall be made whenever such shares of Common Stock or Capital Share Equivalents are issued.

B.

Effect on Exercise Price of Certain Events.  For purposes of determining the adjusted Exercise Price under Section (h)(ii) hereof, the following will be applicable:

I.

Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Exercise Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such exercise, conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities.  No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

II.

Calculation of Consideration Received.  If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefore for purposes of this Warrant will be the amount received by the Company therefore, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (average of the closing bid and ask price, if traded on any market) thereof as of the date of receipt.  In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefore will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

III.

Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment will be made under this Section 4(h)(ii) in respect of (1) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) upon the exercise of the Debentures or any Debentures of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (3) upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the Original Issue Date, or (4) acquisitions or strategic investments, the primary purpose of which is not to raise capital.

(iii)

The adjustments provided for in this Section 4(h) are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

(i)

Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.

MANDATORY WARRANT EXERCISE

(a)

Exercise at the option of the Company

The Company may require the Holder, at any time following the date that the closing price of the Shares as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the “Closing Price”) has been at or above

100% over the Exercise Price for a period of twenty consecutive trading days, to exercise the Warrants and acquire the Shares at the Exercise Price.  The Holder must exercise the Warrants in accordance with Section 4.1 within five (5) business days of the receipt of notice from the Company, after which time the Warrants shall be cancelled if unexercised.  As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.'s OTC Bulletin Board, the Nasdaq SmallCap Market, or the American Stock Exchange.  If the Common Shares are not traded on a Principal Market, the Closing Price shall mean the reported Closing Price for the Common Shares, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods.

6.

COVENANTS BY THE COMPANY

(a)

Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

7.

WAIVER OF CERTAIN RIGHTS

(a)

Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

8.

MODIFICATION OF TERMS, MERGER, SUCCESSORS

(a)

Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

(b)

Warrants Not Transferable

The Warrants and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

LEXARIA CORP.

By:

/s/ Leonard MacMillan

Leonard MacMillan, Vice President and Director

FORM OF SUBSCRIPTION

TO:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

The undersigned Holder of the within Warrants hereby subscribes for 173,333 common shares (the “Shares”) of Lexaria Corp. (the “Company) pursuant to the within Warrants at US$0.90 Share on the terms specified in the said Warrants.  This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED __________________.

In the presence of:

Signature of Witness

Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

ANNEX III

PURCHASER WARRANTS

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT 4:30 P.M. (VANCOUVER TIME) ON October 27, 2009.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

LEXARIA CORP.

incorporated in the State of Nevada

Certificate Number 08-103/A

THIS IS TO CERTIFY THAT Morgan Bunka (the “Holder”) of, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to 86,667 fully paid and non-assessable common shares (the “Shares”) in the capital of Lexaria Corp. (hereinafter called the “Company”) on or before 4:30 p.m. (Vancouver time) on October 27, 2009 (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$0.45 on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.

TWO (2) WHOLE WARRANTS AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE.  THIS CERTIFICATE REPRESENTS 173,333 WARRANTS.

2.

These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this 27th day of October, 2008.

LEXARIA CORP.

Per:

/s/Chris Bunka

Chris Bunka, President

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED SUBSTANTIALLY AS FOLLOWS:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S.
OVER-THE-COUNTER MARKET ARE MET.

APPENDIX “A”

TERMS AND CONDITIONS dated October 27, 2008, attached to the Warrants issued by Lexaria Corp.

1.

INTERPRETATION

(a)

Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(i)

“Company” means Lexaria Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(ii)

“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(iii)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(iv)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(v)

“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(vi)

“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(vii)

“Warrant Holders” or “Holders” means the holders of the Warrants; and

(viii)

“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

(b)

Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

(c)

Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

(d)

Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.

ISSUE OF WARRANTS

(a)

Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

(b)

Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

(c)

Issue in substitution for Lost Warrants

(i)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(ii)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

(d)

Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.

NOTICE

(a)

Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

(b)

Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

Attention: Chris Bunka

Fax No. (604) 685 1602

with a copy to:

Macdonald Tuskey
Corporate and Securities Lawyers
1210 – 777 Hornby Street
Vancouver, British Columbia
Canada  V6Z 1S4

Attention: William L. Macdonald

Fax:  (604) 648-1670

4.

EXERCISE OF WARRANTS

(a)

Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order of the Company, at par, in Vancouver, Canada, for the Exercise Price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3(b).  The Holder must exercise the Series A warrant before being able to exercise the Series B warrant.

(b)

Effect of Exercise of Warrants

(i)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(ii)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

(c)

Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

(d)

Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

(e)

Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

(f)

Time of Essence

Time will be of the essence hereof.

(g)

Subscription Price

The Warrants are exercisable at a price per share (the “Exercise Price”) of US$0.45.  Two (2) Warrants and the Exercise Price are required to subscribe for each share during the term of the Warrants.

Notwithstanding any other provision hereof, no Holder shall exercise Warrants, nor shall the Company exercise any right to require a Holder to exercise Warrants pursuant to Section 5.1 below, if as a result of such exercise the Holder would then become a “ten percent beneficial owner” (as defined in Rule 16a-2 under the Securities Exchange Act of 1934, as amended) of Shares.  For greater certainty, the Warrants shall not be exercised by the Holder, and the Corporation shall not give effect to any exercise of Warrants, if, after giving effect to such exercise, the Holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Corporation which is 10% or greater of the total issued and outstanding voting securities of the Corporation, immediately after giving effect to such conversion.

(h)

Adjustment of Exercise Price

(i)

The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

A.

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

B.

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4(h)(i)B.

(ii)

Anti-Dilution Provisions.   Until such time as a registration statement has been declared effective to enable the resale of the Shares to be received on exercise of the Warrants, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 4(h)(ii).  In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

A.

Adjustment of Exercise Price.  If and whenever the Company issues or sells any shares of Common Stock for a consideration per share of less than the then the Exercise Price or for no consideration (such lower price, the “Base Share Price” and such issuances collectively, a "Dilutive Issuance"), then, the Exercise Price shall be reduced to equal the Base Share Price.  Such adjustment shall be made whenever such shares of Common Stock or Capital Share Equivalents are issued.

B.

Effect on Exercise Price of Certain Events.  For purposes of determining the adjusted Exercise Price under Section (h)(ii) hereof, the following will be applicable:

I.

Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Exercise Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such exercise, conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities.  No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

II.

Calculation of Consideration Received.  If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefore for purposes of this Warrant will be the amount received by the Company therefore, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (average of the closing bid and ask price, if traded on any market) thereof as of the date of receipt.  In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefore will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

III.

Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment will be made under this Section 4(h)(ii) in respect of (1) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) upon the exercise of the Debentures or any Debentures of this series or of any other series or security issued by the Company in connection with the offer and sale of this Company's securities pursuant to the Purchase Agreement, or (3) upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the Original Issue Date, or (4) acquisitions or strategic investments, the primary purpose of which is not to raise capital.

(iii)

The adjustments provided for in this Section 4(h) are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

(i)

Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.

MANDATORY WARRANT EXERCISE

(a)

Exercise at the option of the Company

The Company may require the Holder, at any time following the date that the closing price of the Shares as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the “Closing Price”) has been at or above

100% over the Exercise Price for a period of twenty consecutive trading days, to exercise the Warrants and acquire the Shares at the Exercise Price.  The Holder must exercise the Warrants in accordance with Section 4.1 within five (5) business days of the receipt of notice from the Company, after which time the Warrants shall be cancelled if unexercised.  As used herein, “Principal Market” shall mean The National Association of Securities Dealers Inc.'s OTC Bulletin Board, the Nasdaq SmallCap Market, or the American Stock Exchange.  If the Common Shares are not traded on a Principal Market, the Closing Price shall mean the reported Closing Price for the Common Shares, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods.

6.

COVENANTS BY THE COMPANY

(a)

Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

7.

WAIVER OF CERTAIN RIGHTS

(a)

Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

8.

MODIFICATION OF TERMS, MERGER, SUCCESSORS

(a)

Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

(b)

Warrants Not Transferable

The Warrants and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

LEXARIA CORP.

By:

/s/Chris Bunka

Chris Bunka, President

FORM OF SUBSCRIPTION

TO:

Lexaria Corp.
#604-700 West Pender Street,
Vancouver, British Columbia
Canada V6C 1G8

The undersigned Holder of the within Warrants hereby subscribes for 86,667 common shares (the “Shares”) of Lexaria Corp. (the “Company) pursuant to the within Warrants at US$0.45 Share on the terms specified in the said Warrants.  This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED __________________.

In the presence of:

Signature of Witness

Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.